UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 5, 2018

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2018, Hongke Xue, the Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of Future FinTech Group Inc. (the “Company”), notified the Board his resignation from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company (the “Board”), effective on January 31, 2018. Hongke Xue will remain as a director of the Board. Hongke Xue’s decision to resign was not a result of any disagreement with the Company, the Board or its management on any matter relating to the Company's operations, policies or practices.

On January 5, 2018, the Board appointed Yongke Xue, a current board member of the Company, to serve as the Chief Executive Officer of the Company and Chairman of the Board, effective on January 31, 2018, to fill the vacancy created by the resignation of Mr. Hongke Xue.

Mr. Yongke Xue, age 49, is a brother of Mr. Hongke Xue, and has served as the Chief Executive Officer of the Company from February 26, 2008 to February 18, 2013 and again from December 24, 2014 to September 2, 2016. On September 2, 2016, Mr. Yongke Xue, resigned from his position as the Chief Executive Officer and Chairman of the Board of the Company. Mr. Yongke Xue remains as a director of the Board of the Company.  Mr. Yongke Xue has served as the director of SkyPeople Juice Group Co., Ltd., a 73.42% indirectly owned operating subsidiary of the Company (“SkyPeople China”) since December 2005. Mr. Yongke Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005.

Mr. Yongke Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: January 11, 2018	By:	/s/Hanjun Zheng
	Name:	Hanjun Zheng
	Title:	Chief Financial Officer